SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 10, 2013

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2013, Pacific Ethanol, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment, in the form of Exhibit 3.1 attached hereto (the “Certificate of Amendment”), amending Article IV of its Certificate of Incorporation to effect a one-for-fifteen reverse split of its common stock. The Certificate of Amendment became effective at 12:01 a.m. Eastern Time on May 14, 2013.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Pacific Ethanol, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: May 16, 2013	By:	/s/ CHRISTOPHER W. WRIGHT
Christopher W. Wright Vice President, General Counsel and Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Pacific Ethanol, Inc.

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